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                                THE SIGNAL FUNDS


                       CLASS A & CLASS B SHARES PROSPECTUS

                      Supplement Dated July 1, 2005 to the
                         Prospectus dated August 1, 2004


The following information supplements the disclosure in the Prospectus regarding the Class B Shares of the Funds:


Effective July 1, 2005, the Funds will no longer offer Class B Shares. Effective July 31, 2005, all outstanding Class B Shares in each Fund will be converted to Class A Shares. The Contingent Deferred Sales Charge ("CDSC") applicable to Class B Shares will not apply to the conversion of Class B Shares to Class A Shares.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.